Exhibit 10.11

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

CONVERTIBLE PROMISSORY NOTE

$440,848.81	Effective July 2, 2012

FOR VALUE RECEIVED, Epazz, Inc., a Illinois corporation (the “Company”), hereby promises to pay to the order of Star Financial Corporation, an Illinois corporation, and/or permitted assigns (the “Holder”), the aggregate principal amount of Four Hundred Forty Thousand Eight Hundred and Forty- Eight Dollars and Eighty-One Cents ($440,848.81), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Loan Amount and Vesting of Shares.  This Convertible Promissory Note (this “Note”, “Promissory Note” or “Agreement”) evidences Four Hundred Forty Thousand Eight Hundred and Forty-Eight Dollars and Eighty-One Cents ($440,848.81), payable by the Company to the Holder (hereinafter referred to as the “Loan” or the “Principal”).  The Company confirms that as of the date of this Note the Company is in default to the Holder in connection with a $100,000 payment due to the Holder by the Company pursuant to terms of a Secured Promissory Note dated June 4, 2008, which this Note shall supersede and replace for any and all purposes (the “Prior Note”).  The Company confirms that the Principal amount represents the principal and accrued interest due under the Prior Note as of July 2, 2012 (the “Effective Date”).

As additional consideration for the Holder agreeing to the terms and conditions of this Note, waiving the default related to the Company’s failure to pay the $100,000 due pursuant to the Prior Note, and the replacement of the Prior Note by this Note, the Company agrees that effective as of the effective date of this Note the 5,000,000 shares of the Company’s common stock issued to the Holder in August 2010, as currently held by Fay Passley and Vivienne Passley in the amounts of 2,500,000 shares respectively, (in connection with the modification of the Prior Note) shall be considered earned and fully vested as of the Effective Date of this Note, and Holder and/or its designees shall receive 1,000 shares of Series B Preferred Stock with those terms and conditions as set forth in the Company’s amended articles of incorporation. The shares of Series B Preferred Stock are to be issued in the following increments: Fay Passley – 490 shares, Vivienne Passley – 500 shares and Craig Passley – 10 shares.

2.
Payment Terms.  The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest, if any, on July 2, 2017 (the “Maturity Date”), unless this Note is earlier prepaid as herein provided or earlier converted into Common Stock (as hereinafter defined) of the Company pursuant to Section 4 hereof.  All payments hereunder shall be made in lawful money of the United States of America.  Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.
Interest.  Interest on the outstanding portion of Principal of this Note shall not accrue interest unless and until an Event of Default has occurred.  All past-due principal and interest (which failure to pay such amounts shall be defined herein as an "Event of Default") shall bear interest at the rate of fourteen percent (14%) per annum until paid in full. All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Illinois or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance.  The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding Business Day. "Business Day" means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Chicago, Illinois, are authorized or required to be closed for business.

4.	Holder’s Option to Convert this Note.

a.
At any time prior to the payment in full by the Company of this Note, Holder shall have the option to convert the unpaid principal balance of this Promissory Note (or any portion thereof), together with all accrued interest (subject to Section 4(l) below), into shares of Class A common stock (the “Shares” and the “Common Stock”) of the Company (the “Conversion Option”) at the Conversion Price (each a “Conversion”).  The “Conversion Price” shall be equal to the greater of 75% of the Market Price, or the fixed price of $0.005 per share.  “Market Price” means the average of the Closing Prices (as defined herein) of the Company’s Common Stock during the five (5) consecutive Trading Day period immediately preceding the date of Conversion.  As used herein, the “Closing Price” for any security as of any date means the closing sales price on the principal trading market for such security, the closing sales price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or, if no closing sales price is reported for such security, the average of the closing bid and ask price for such security on the principal securities exchange, trading market or over-the-counter market where such security is listed or traded, or if applicable as listed in the “pink sheets” by the National Quotation Bureau, Inc.  “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

b.
In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the amount of this Promissory Note to be converted, and the calculation of the Conversion Price, and shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). The date that the Company receives the Notice of Conversion shall be defined as the “Conversion Date.” Within ten (10) Business Days of the Company’s receipt of the Notice of Conversion and this Note (reflecting a Conversion Price confirmed by the Company), the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder (the “Share Delivery Deadline”).  If the Company reasonably believes that there is an error in Holder’s calculation of the Shares issuable in connection with the Notice of Conversion or the Conversion Price provided for therein, the Company shall not be obligated to honor such defective Notice of Conversion and shall promptly notify Holder of such errors;

c.
In the event of the exercise of the Conversion Option, Holder shall cooperate with the Company to promptly take any and all additional actions required to make Holder a stockholder of the Company including, without limitation, in connection with the issuance of the Shares, such representations as to financial condition, investment intent and sophisticated investor status as are reasonably required by counsel for the Company. Holder shall be deemed to have automatically re-certified the Representations (defined below) at such time or times as Holder exercises its Conversion Option as provided herein, and the Company shall be able to rely on such re-certification for all purposes;

d.
The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.	Payment to Company prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s option to convert;

f.
Conversion calculations pursuant to this Section 4, shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note in full shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

g.
If the Company at any time or from time to time on or after the effective date of the issuance of this Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock or affects a share dividend or distribution, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased;

h.
All Shares of Common Stock which may be issued upon Conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non-assessable;

i.
On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Shares of Common Stock which this Note has been Converted;

j.
Unless the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Company in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as restricted shares of Common Stock; and

k.
The Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Note so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.  The Company shall withhold from any payment due whatsoever in connection with the Note any and all required withholdings and/or taxes the Company, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

l.
The applicable portion of this Note shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of this Note, and not including any other securities of the Company held by Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of this Note held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”).  The Beneficial Ownership Limitation provisions of this Section 4(l) may be waived by Holder, at the election of such Holder, upon not less than sixty-one (61) days prior written notice to the Company, to change the Beneficial Ownership Limitation to any other percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Conversion of the Note held by the Holder.  The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(l) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.

a.
This Note may be prepaid in whole or in part at any time without penalty provided that the Company shall provide the Holder a minimum of thirty (30) days prior written notice before the date of the Company’s planned prepayment.

b.	Any partial prepayment shall be applied first to any accrued interest and then to any principal Loan amount outstanding.

6.	Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

a.
The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.  Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the Board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

b.
This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

7.	Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, as follows (collectively the “Representations”):

a.
This Note and any Shares issuable upon conversion of this Note are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.
Holder is an “accredited investor” as such term is defined under Rule 501 of the Securities Act of 1933, as amended (the “Act”) as Holder meets one of the following requirements as an entity (please initial the appropriate box(s) below).

☐ A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act,” the “Securities Act” or the “1933 Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in an individual or a fiduciary capacity; or

☐ An insurance company, as defined in Section 2(13) of the Securities Act of 1933; or

☐ An investment company registered under the Investment Company Act of 1940; or

☐ A business development company, as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

☐ A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

☐ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by Subscriber as a plan fiduciary, as defined in Section 3(21) of such Act, and Subscriber is a bank, insurance company or a registered investment advisor, or has total assets in excess of $5 million.

☐ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

☐ An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million; or

☐ An irrevocable trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment; or

☐ A revocable trust that is revocable by its grantors, each of whose grantors is an accredited investor (each grantor should acknowledge the individual’s accredited information above, and describe the fact that they are grantors of the trust above); or

☐    An entity in which all of the equity owners are “accredited investors”, i.e.,  individuals who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expects to have an individual income in excess of $200,000 during the current tax year; who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expects to have an individual income in excess of USD $300,000 during the current tax year; or whose individual net worth, or joint net worth with that person's spouse (excluding the value of the individual’s principal residence) exceeds $1,000,000. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

c.
Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note and any Shares issued upon conversion hereof.

d.
Holder has not become aware of and has not been offered the Note by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

e.
The Holder understands that the Note and the Shares are being offered to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of Holder to acquire the Note and Shares. All information which Holder has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by Company, the Holder will immediately provide Company with such information.

f.
The Holder will comply with the provisions of Regulation M as promulgated by the Securities and Exchange Commission, in connection with the sale of the Shares, and/or in connection with any registration statement that Company may file with the Securities and Exchange Commission in the future.

g.
Holder understands that this Note and any Shares issuable upon Conversion pursuant hereto have not been registered under the Securities Act or registered or qualified under any securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of this Note or any Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 7 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate issued to evidence any Shares shall bear a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

8.
Events of Default. If an Event of Default (as defined herein or below) occurs (unless all Events of Default have been cured or waived by Holder), Holder may, by written notice to the Company, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on, this Note to be immediately due and payable.  The following events shall constitute events of default ("Events of Default") under this Note, and/or any other Events of Default defined elsewhere in this Note shall occur:

(a)          the Company shall fail to pay, when and as due, the principal or interest payable hereunder on the due date of such payment, and such payment is not made within ten (10) days following the receipt of written notice of such failure by the Holder to the Company; or

(b)          If there shall exist final judgments against the Company aggregating in excess of One Hundred Thousand Dollars ($100,000) and if any one of such judgments shall have been outstanding for any period of forty-five (45) days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal; or

(c)          the Company shall have breached in any respect any material covenant in this Note, and, with respect to breaches capable of being cured, such breach shall not have been cured within ten (10) days following the receipt of written notice of such breach by the Holder to the Company; or

(d)          the Company shall: (i) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iv) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (v) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (vi) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(e)          the Company shall take any action authorizing, or in furtherance of, any of the foregoing.

In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.  In case of a default in the payment of any principal of or premium, if any, or interest on this Note, the Company will pay to Holder such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.  No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder’s rights, powers or remedies.  No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

9.
Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

10.
Assignment by Holder.  If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, in each case subject to Section 7(g), applicable law and an exemption from registration for such transfer, which shall be approved by the Company subject to the Holder providing the Company a legal opinion for such transfer, which opinion shall be reasonably accepted by the Company, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

11.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

12.
Costs and Fees.  Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees.  For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

13.
Governing Law.  It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Illinois, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

14.
No Third Party Benefit.  The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

15.
Jurisdiction, Venue and Jury Trial Waiver.  The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Illinois and that the Circuit Court in and for Cook County, Illinois, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

16.
Interpretation.  The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies.  The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note (subject to the provisions of this Note providing for transfers and assignments by Holder), either voluntarily by act of the parties or involuntarily by operation of law.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

17.
WAIVER OF JURY TRIAL.  THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

18.
Entire Agreement.  This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

19.
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank.  Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written, to be effective as of the effective date set forth above.

EPAZZ, INC.

By: _________________
Shaun Passley President

Holder:

Star Financial Corporation

By:_______________________

Its:_______________________

Printed Name:________________________

EXHIBIT A

Conversion Election Form

____________, 20__

Epazz, Inc.

Re:           Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note of Epazz, Inc. (the “Company”), in the initial principal amount of $440,848.81 (as increased from time to time, the “Note”), held by us, we hereby elect to exercise our Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of accrued interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Class A Common Stock (the “Conversion”), based on a Conversion Price (as defined in and calculated pursuant to the Note and described on the attached calculation of the Conversion Price)) of $__________ per share.  In connection with the Conversion, we hereby re-certify, re-confirm and re-warrant the Representations; as such Representations are defined in Section 7 of the Note.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

If on behalf of Entity:

Entity Name:______________

Signatory’s Position with Entity: _____________________________

Please issue certificate(s) for Common Stock as follows:
______________________________________________
Holder Name
______________________________________________
Address
______________________________________________
Social Security No./EIN of Shareholder

Please send the certificate(s) evidencing the Common Stock to:

Attn:___________________________________________

Address:________________________________________